                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ David P. Alderson II
                                        -------------------------------
                                        David P. Alderson II

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James L. Pate
                                        -------------------------------
                                        James L. Pate

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James J. Postl
                                        -------------------------------
                                        James J. Postl

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and all instruments necessary or incidental in connection therewith, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James W. Shaddix
                                        -------------------------------
                                        James W. Shaddix

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ David P. Alderson II
                                        -------------------------------
                                        David P. Alderson II

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Clyde W. Beahm
                                        -------------------------------
                                        Clyde W. Beahm

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Linda F. Condit
                                        -------------------------------
                                        Linda F. Condit

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Raymond T. Fischer
                                        -------------------------------
                                        Raymond T. Fischer

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James J. Postl
                                        -------------------------------
                                        James J. Postl

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ Cherylon B. Reid
                                        -------------------------------
                                        Cherylon B. Reid

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ W. M. Robb
                                        -------------------------------
                                        W. M. Robb

                                                                      EXHIBIT 24

                           PENNZOIL PRODUCTS COMPANY

                               POWER OF ATTORNEY

     WHEREAS, PENNZOIL PRODUCTS COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Products Company Savings and Investment Plan for Hourly Employees and the Common Stock of the Company issuable thereunder, together with any and all exhibits and other documents having relation thereto;

     NOW, THEREFORE, the undersigned, in his or her capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees (the "Committee"), does hereby appoint DAVID P. ALDERSON II, JAMES L. PATE and JAMES W. SHADDIX, and each of them severally, his or her true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as a member of the Committee, the Registration Statement and all instruments necessary or incidental in connection therewith, as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 29th day of December, 1998.

                                        /s/ James W. Shaddix
                                        -------------------------------
                                        James W. Shaddix